UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2011

First Advantage Bancorp
(Exact name of registrant as specified in its charter)

Tennessee	001-33682	26-0401680
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Madison Street, Clarksville, Tennessee  37040
(Address of principal executive offices) (Zip Code)

(931) 552-6176
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01                      Other Events.

On April 20, 2011 First Advantage Bancorp (the “Company”) the holding company for First Federal Savings Bank, issued a press release announcing that its Board of Directors declared a $0.05 quarterly cash dividend per share on its common stock.  A copy of the press release is furnished as an exhibit to this report and is incorporated into this Item 8.01.

Item 9.01.                      Financial Statements and Exhibits.

(d)

Exhibit
Number	Description

99	Press Release issued April 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST ADVANTAGE BANCORP
(Registrant)

Date: April 20, 2011	By:	/s/Earl O. Bradley, III
Earl O. Bradley, III
	Title:	Chief Executive Officer